UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2021

INTERNATIONAL TOWER HILL MINES LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-33638	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2710-200 Granville Street Vancouver, British Columbia, Canada	V6C 1S4
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 683-6332

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Shares, no par value	THM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 21, 2021, International Tower Hill Mines Ltd. (the “Company”) amended its Articles following shareholder approval at its 2021 Annual General Meeting of Shareholders to (i) allow certain actions to be taken with the approval of the Board of Directors of the Company (the “Board”) only, including creating or eliminating a class or series of shares, subdividing or consolidating any of the Company’s shares into a greater or smaller number of shares, changing any of the Company’s shares without par value into shares with par value (and vice versa), increasing or decreasing the par value of the Company’s shares, and altering the identifying name of any of its shares; (ii) add as Section 9.3 of the Company’s Articles a provision stating that a right or special right attached to issued shares must not be prejudiced or interfered with unless the holders of such class or series of shares consent by a special separate resolution; (iii) allow the Company’s Chief Executive Officer to call a meeting of the Board; and (iv) increase the quorum for a meeting of directors from two directors to a majority of directors. In addition, on June 21, 2021, the Company amended its Notice of Articles to remove the limit on the number of common shares without par value authorized for issuance.

The foregoing description of the amended Articles does not purport to be complete and is qualified in its entirety by reference to the text of the amended Articles, which is set forth in Appendix A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2021 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Tower Hill Mines Ltd.
(Registrant)

Dated: June 24, 2021	By:	/s/ Karl Hanneman
	Name:	Karl Hanneman
	Title:	President and Chief Executive Officer